                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                  --------------------------------------------



                                  FORM 8-K/A
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1998



                  --------------------------------------------




                               CYBERCASH, INC.
            (Exact name of registrant as specified in its charter)





     DELAWARE                       0-27470             54-725021
  (State or other              (Commission File     (I.R.S. Employer)
  jurisdiction of                   Number)           Identification
 incorporation or                                          No.)
   organization)

     2100 RESTON PARKWAY
       RESTON, VIRGINIA                                   20191
    (Address of principal                               (Zip Code)
      executive offices)




      Registrant's telephone number, including area code: (703) 620-4200

ITEM 5. OTHER EVENTS

The undersigned Registrant hereby reports the following items related to the Registrant's acquisition of ICVerify, Inc. in a transaction accounted for as a purchase. The Registrant filed on May 1, 1998 a Current Report on Form 8-K, which disclosed that the acquisition had been completed, and filed on May 27, 1998 an amended Current Report on Form 8-K/A with the financial statements and pro forma financial information prescribed by Rule 3-05 of Regulation S-X and
Article 11 of Regulation S-X. This Amendment to those Current Reports is being filed to further update the undaudited pro forma financial information for the nine month period ended September 30, 1998, the last period for which financial information of the Registrant has been reported.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                                                                        PAGE
                                                                       NUMBER
                                                                       ------
Unaudited Pro Forma Combined Statements of Operation for the
Nine Month Period Ended September 30, 1998                              F-1

Notes to the Unaudited Pro Forma Combined Statements of Operations      F-3

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CyberCash, Inc.


February 5, 1999                     By: /s/ James J. Condon
                                         --------------------------
                                         James J. Condon
                                         President, Chief Operating Officer and
                                         Chief Financial Officer

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for the nine months ended September 30, 1998 gives effect to the acquisition of ICVerify as if it had occurred on January 1, 1998.

The unaudited pro forma combined statements of operations are based on available information and on certain assumptions and adjustments described in the accompanying notes which CyberCash believes are reasonable. The unaudited pro forma combined statements of operations are provided for informational purposes only and do not purport to present the results of operations of CyberCash had the transaction assumed therein occurred on or as of the date indicated, nor is it necessarily indicative of the results of operations which may be achieved in the future. The unaudited pro forma combined statements of operations and related notes should be read in conjunction with the consolidated financial statements of CyberCash, including the notes thereto, and the financial statements of ICVerify included in CyberCash's Form 8-K filed on May 27, 1998.

                               CYBERCASH, INC.


            UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                     NINE MONTHS ENDED SEPTEMBER 30, 1998

                                              HISTORICAL       PRO FORMA
                              HISTORICAL       ICVERIFY       ADJUSTMENTS      PRO FORMA
                            CYBERCASH (a)         (b)             (c)           COMBINED
                            ---------------   ------------   ---------------  -------------
Revenues                    $    8,169,621    $  2,594,086    $          --      10,763,707
Cost of Revenues                 4,958,730         986,645               --       5,945,375
                            ---------------   ------------   ---------------  -------------
     Gross Profit                3,210,891       1,607,441               --       4,818,332

Costs and expenses:
  Research and development       6,355,774       1,102,837               --       7,458,611
  Sales, marketing,
  general and
  administrative                20,518,609       2,600,950    (d) 2,528,596      25,648,155
                            ---------------   ------------   ---------------  -------------
Loss from operations           (23,663,492)     (2,096,346)      (2,528,596)    (28,288,434)

Interest and other income
and expense                        756,334          10,523               --         766,857
                            ---------------   ------------   ---------------  --------------
Net loss                    $  (22,907,158)   $ (2,085,823)   $  (2,528,596)  $ (27,521,577)
                            ===============   ============   ===============  =============
Accrued dividends to
Preferred Stockholders            (595,888)             --               --        (595,888)
                            ===============   ============   ===============  =============
Net Loss available to
Common Stockholders            (23,503,046)     (2,085,823)      (2,528,596)    (28,117,465)
                            ===============   ============   ===============  =============
Basic and diluted loss per
share (e)                   $        (1.71)                                   $       (1.91)
                            ===============                                   =============

Weighted average shares
outstanding (e)                 13,756,866                                       14,753,533
                            ===============                                   =============

         NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS



(a) Consolidated Statement of Operations for CyberCash for the nine months ended September 30, 1998.

(b) Consolidated Statement of Operations for ICVerify for the four months ended April 30, 1998.

(c) CyberCash acquired ICVerify, Inc. on April 30, 1998 for a purchase price of approximately $16,250,000 in cash and an aggregate of 2,300,000 shares of CyberCash's Common Stock. The 2,300,000 shares of the Company's Common Stock were recorded at $20.50 per share, which represents the closing market price of CyberCash's Common Stock on April 30, 1998. In addition, CyberCash issued 371,310 options to purchase Common Stock at a weighted average exercise price of $1.43 related to options previously granted to employees of ICVerify. CyberCash has recorded these options in accordance with the intrinsic value method of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. The purchase price has been allocated to the assets and liabilities acquired based on the estimated fair values of the assets acquired and liabilities assumed. The amounts allocated to intangible assets were as follows: $2,700,000 to developed technology, $1,000,000 to work force, $1,500,000 to trademarks and trade name and $63,357,859 to goodwill. The intangible assets are amortized on a straight-line basis over the following lives: developed technology is amortized over three years, work force is amortized over five years, trademarks, trade name and goodwill is amortized over ten years.

(d) Represents amortization expense of $2,528,596 related to the intangible assets acquired in the ICVerify acquisition.

(e) For the pro forma weighted average shares outstanding calculation, the 2,300,000 shares of Common Stock issued to ICVerify Shareholders, discussed above, have been included as if the acquisition occurred on January 1, 1998. The 371,310 options to purchase Common Stock, discussed above, have been excluded from the weighted average shares outstanding calculation because the effect of their inclusion would be antidilutive due to the pro forma combined net loss.